Regulatory Assets and Liabilities	12 Months Ended
Dec. 31, 2018
Regulated Operations [Abstract]
Regulatory Assets and Liabilities
REGULATORY ASSETS AND LIABILITIES
Regulatory assets and liabilities arise as a result of the rate-setting process. Hydro One has recorded the following regulatory assets and liabilities:

December 31 (millions of dollars)	2018	2017
Regulatory assets:
Deferred income tax regulatory asset	908	1,762
Pension benefit regulatory asset	547	981
Environmental	165	196
Foregone revenue deferral	—	23
Stock-based compensation	43	40
Post-retirement and post-employment benefits non-service cost	39	—
Debt premium	22	27
Distribution system code exemption	10	10
B2M LP start-up costs	2	4
Post-retirement and post-employment benefits	—	36
Other	27	16
Total regulatory assets	1,763	3,095
Less: current portion	(42)	(46)
	1,721	3,049

Regulatory liabilities:
Post-retirement and post-employment benefits	130	—
Pension cost differential	55	23
Green Energy expenditure variance	52	60
Retail settlement variance account	39	—
External revenue variance	26	46
2015-2017 rate rider	6	6
Deferred income tax regulatory liability	86	5
Conservation and Demand Management (CDM) deferral variance	—	28
Other	23	17
Total regulatory liabilities	417	185
Less: current portion	(91)	(57)
	326	128

Deferred Income Tax Regulatory Asset and Liability
Deferred income taxes are recognized on temporary differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable income. The Company has recognized regulatory assets and liabilities that correspond to deferred income taxes that flow through the rate-setting process. In the absence of rate-regulated accounting, the Company’s income tax expense would have been recognized using the liability method and there would be no regulatory accounts established for taxes to be recovered through future rates. As a result, the 2018 income tax expense would have been lower by approximately $686 million (2017 - higher by $113 million).
On September 28, 2017, the OEB issued its decision and order on Hydro One Networks' 2017 and 2018 transmission rates revenue requirements (Original Decision). In its Original Decision, the OEB concluded that the net deferred tax asset resulting from transition from the payments in lieu of tax regime under the Electricity Act (Ontario) to tax payments under the federal and provincial tax regime should not accrue entirely to Hydro One shareholders and that a portion should be shared with ratepayers. On November 9, 2017, the OEB issued a decision and order that calculated the portion of the tax savings that should be shared with ratepayers. The OEB's calculation would result in an impairment of a portion of Hydro One Networks' transmission deferred income tax regulatory asset. If the OEB were to apply the same calculation for sharing in Hydro One Networks' 2018-2022 distribution rates, it would also result in an additional impairment of a portion of Hydro One Networks' distribution deferred income tax regulatory asset. In October 2017, the Company filed a Motion to Review and Vary (Motion) the Original Decision and filed an appeal with the Divisional Court of Ontario (Appeal). In both cases, the Company's position is that the OEB made errors of fact and law in its determination of allocation of the tax savings between the shareholders and ratepayers. On December 19, 2017, the OEB granted a hearing of the merits of the Motion which was held on February 12, 2018. On August 31, 2018, the OEB granted the Motion and returned the portion of the Decision relating to the deferred tax asset to an OEB panel for reconsideration.
Subsequent to year end, on March 7, 2019, the OEB issued its reconsideration decision and concluded that their Original Decision was reasonable and should be upheld. Also, on March 7, 2019 the OEB issued its decision for Hydro One Networks’ 2018-2022 distribution rates, in which it directed the Company to apply the Original Decision to Hydro One Networks’ distribution rates. As a result of this subsequent event that requires adjustment in the 2018 financial statements, the Company has recognized an impairment charge of Hydro One Networks' distribution deferred income tax regulatory asset of $474 million and Hydro One Networks' transmission deferred income tax regulatory asset of $558 million, an increase in deferred income tax regulatory liability of $81 million, and a decrease in the foregone revenue deferral regulatory asset of $68 million. After recognition of the related $314 million deferred tax asset, the Company has recorded an $867 million one-time decrease in net income as a reversal of revenues of $68 million, and charge to deferred tax expense of $799 million. Notwithstanding the recognition of the effects of the decision in the financial statements, the Company is currently considering its options under the Appeal.
Pension Benefit Regulatory Asset
In accordance with OEB rate orders, pension costs are recovered on a cash basis as employer contributions are paid to the pension fund in accordance with the Pension Benefits Act (Ontario). The Company recognizes the net unfunded status of pension obligations on the Consolidated Balance Sheets with an offset to the associated regulatory asset. A regulatory asset is recognized because management considers it to be probable that pension benefit costs will be recovered in the future through the rate-setting process. The pension benefit obligation is remeasured to the present value of the actuarially determined benefit obligation at each year end based on an annual actuarial report, with an offset to the associated regulatory asset, to the extent of the remeasurement adjustment. In the absence of rate-regulated accounting, OCI would have been higher by $435 million (2017 - lower by $80 million) and OM&A expenses would have been higher by $1 million (2017 - $1 million).
Environmental
Hydro One records a liability for the estimated future expenditures required to remediate environmental contamination. A regulatory asset is recognized because management considers it to be probable environmental expenditures will be recovered in the future through the rate-setting process. The Company has recorded an equivalent amount as a regulatory asset. In 2018, the environmental regulatory asset decreased by $15 million (2017 - increased by $8 million) to reflect related changes in the Company’s PCB and LAR environmental liabilities. The environmental regulatory asset is amortized to results of operations based on the pattern of actual expenditures incurred and charged to environmental liabilities. The OEB has the discretion to examine and assess the prudency and the timing of recovery of all of Hydro One’s actual environmental expenditures. In the absence of rate-regulated accounting, 2018 OM&A expenses would have been lower by $15 million (2017 - higher by $8 million). In addition, 2018 amortization expense would have been lower by $22 million (2017 - $24 million), and 2018 financing charges would have been higher by $6 million (2017 - $8 million).
Foregone Revenue Deferral
As part of its September 2017 decision on Hydro One Networks’ transmission rate application for 2017 and 2018 rates, the OEB approved the foregone revenue account to record the difference between revenue earned under the rates approved as part of the decision, effective January 1, 2017, and revenue earned under the interim rates until the approved 2017 rates were implemented. The OEB approved a similar account for B2M LP in June 2017 to record the difference between revenue earned under the newly approved rates, effective January 1, 2017, and the revenue recorded under the interim 2017 rates. The balances of these accounts were returned to or recovered from ratepayers, respectively, over a one-year period ending December 31, 2018. As part of its May 2018 decision, the OEB also directed B2M LP to record in this account any revenue collected in 2018 in excess of the final approved 2018 B2M LP revenue requirement.
Stock-based Compensation
The Company recognizes costs associated with share grant plans in a regulatory asset as management considers it probable that share grant plans' costs will be recovered in the future through the rate-setting process. In the absence of rate-regulated accounting, 2018 OM&A expenses would have been higher by $1 million (2017 - $8 million). Share grant costs are transferred to labour costs at the time the share grants vest and are issued, and are recovered in rates in accordance with recovery of said labour costs.
Post-Retirement and Post-Employment Benefits
The Company recognizes the net unfunded status of post-retirement and post-employment obligations on the Consolidated Balance Sheets with an incremental offset to the associated regulatory assets. A regulatory asset is recognized because management considers it to be probable that post-retirement and post-employment benefit costs will be recovered in the future through the rate-setting process. The post-retirement and post-employment benefit obligation is remeasured to the present value of the actuarially determined benefit obligation at each year end based on an annual actuarial report, with an offset to the associated regulatory liability, to the extent of the remeasurement adjustment. In the absence of rate-regulated accounting, 2018 OCI would have been higher by $166 million (2017 - $207 million).
Post-Retirement and Post-Employment Benefits - Non-Service Cost
Hydro One applied to the OEB for a regulatory asset to record the components other than service costs relating to its post-retirement and post-employment benefits that would have previously been capitalized to property, plant and equipment and intangible assets prior to adoption of ASU 2017-07. In May 2018, the OEB approved the regulatory asset for Hydro One Networks' Transmission Business. It is expected that the regulatory asset application for Hydro One Networks' Distribution business will be considered as part of Hydro One Networks' application for 2018-2022 distribution rates, OEB approval of which is currently pending. Hydro One has recorded the components other than service costs relating to its post-retirement and post-employment benefits that would have been capitalized to property, plant and equipment and intangible assets, in the Post-Retirement and Post-Employment Benefits Non-Service Cost Regulatory Asset.
Debt Premium
The value of debt assumed in the acquisition of HOSSM has been recorded at fair value in accordance with US GAAP - Business Combinations. The OEB allows for recovery of interest at the coupon rate of the Senior Secured Bonds and a regulatory asset has been recorded for the difference between the fair value and face value of this debt. The debt premium is recovered over the remaining term of the debt.
Distribution System Code (DSC) Exemption
In June 2010, Hydro One Networks filed an application with the OEB regarding the OEB’s new cost responsibility rules contained in the OEB’s October 2009 Notice of Amendment to the DSC, with respect to the connection of certain renewable generators that were already connected or that had received a connection impact assessment prior to October 21, 2009. The application sought approval to record and defer the unanticipated costs incurred by Hydro One Networks that resulted from the connection of certain renewable generation facilities. The OEB ruled that identified specific expenditures can be recorded in a deferral account subject to the OEB’s review in subsequent Hydro One Networks distribution applications.  In 2015, the OEB also approved Hydro One’s request to discontinue this deferral account. There were no additions to this regulatory account in 2018 or 2017. The remaining balance in this account at December 31, 2016, including accrued interest, was requested for recovery through the 2018-2022 distribution rate application.
B2M LP Start-up Costs
In December 2015, OEB issued its decision on B2M LP’s application for 2015-2019 and as part of the decision approved the recovery of $8 million of start-up costs relating to B2M LP. The costs are being recovered over a four-year period which began in 2016, in accordance with the OEB decision.
Pension Cost Differential
A pension cost differential account was established for Hydro One Networks’ transmission and distribution businesses to track the difference between the actual pension expenses incurred and estimated pension costs approved by the OEB. In September 2017, the OEB approved the disposition of the transmission business portion of the total pension cost differential account as at December 31, 2015, including accrued interest, which was recovered over a two-year period ended December 31, 2018. The distribution business portion of the balance as at December 31, 2016, including accrued interest, was requested for recovery through the 2018-2022 distribution rate application. In the absence of rate-regulated accounting, 2018 revenue would have been higher by $29 million (2017 - $24 million).
Green Energy Expenditure Variance
In April 2010, the OEB requested the establishment of deferral accounts which capture the difference between the revenue recorded on the basis of Green Energy Plan expenditures incurred and the actual recoveries received.
Retail Settlement Variance Account (RSVA)
Hydro One has deferred certain retail settlement variance amounts under the provisions of Article 490 of the OEB’s Accounting Procedures Handbook. The balance as at December 31, 2014, including accrued interest, was requested for recovery through the 2018-2022 distribution rate application.
External Revenue Variance
In May 2009, the OEB approved forecasted amounts related to export service revenue, external revenue from secondary land use, and external revenue from station maintenance and engineering and construction work. In November 2012, the OEB again approved forecasted amounts related to these revenue categories and extended the scope to encompass all other external revenues. In September 2017, the OEB approved the disposition of the external revenue variance account as at December 31, 2015, including accrued interest, which was returned to customers over a two-year period ended December 31, 2018. The external revenue variance account balance reflects the excess of actual external revenues compared to the OEB-approved forecasted amounts.
2015-2017 Rate Rider
In March 2015, as part of its decision on Hydro One Networks’ distribution rate application for 2015-2019, the OEB approved the disposition of certain deferral and variance accounts, including RSVAs and accrued interest. The 2015-2017 Rate Rider account included the balances approved for disposition by the OEB and was disposed of in accordance with the OEB decision over a 32-month period ended December 31, 2017. The balance remaining in the account represents an over-collection to be returned to ratepayers in a future rate application and has not been requested in the current distribution rate application.
CDM Deferral Variance Account
As part of Hydro One Networks’ application for 2013 and 2014 transmission rates, Hydro One agreed to establish a new regulatory deferral variance account to track the impact of actual CDM and demand response results on the load forecast compared to the estimated load forecast included in the revenue requirement. The balance in the CDM deferral variance account related to the actual 2013 and 2014 CDM and demand response results on load forecasts, which are inputs in the UTR, compared to the amounts included in 2013 and 2014 revenue requirements, respectively. The balance of the account at December 31, 2015, including interest, was approved for disposition in the 2017-2018 transmission rate decision and returned to customers over a 2-year period ended December 31, 2018.